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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 3, 1999

                            ASYST TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)



     000-22430                                             94-2944251
(Commission File No.)                          (IRS Employer Identification No.)


                                48761 Kato Road
                           Fremont, California 94538
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (510) 661-5000

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        This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties relating to the acquisition by Asyst Technologies, Inc., a California corporation ("Asyst"), of Progressive System Technologies, Inc., a Texas corporation ("PSTI") and the private placement of 625,000 shares of Asyst common stock. Actual results and developments may differ materially from those described in this Current Report. For more information about Asyst and risks relating to investing in Asyst, refer to Asyst's most recent reports on Form 10-Q and Form 10-K.

Item 2. Acquisition or Disposition of Assets.

       On June 3, 1999, Asyst completed the acquisition of PSTI by merging PSTI Merger Sub Acquisition Corp. ("Merger Sub") with and into PSTI with PSTI surviving as the wholly owned subsidiary of Asyst. The acquisition was accomplished pursuant to an Agreement and Plan of Merger and Reorganization, dated as of June 2, 1999 (the "Reorganization Agreement") among Asyst, Merger Sub, PSTI, Advent International Investor II, Envirotech Fund I and Global Private Equity II. In connection with the acquisition, certain debt holders, option holders and holders of PSTI capital stock outstanding on June 3, 1999 received shares of Asyst common stock. The purchase price was arrived at through arms-length negotiations. The total number of shares of Asyst common stock issued in connection with the acquisition was 500,000 shares. In addition to the payment of shares of Asyst common stock, Asyst assumed certain outstanding options to purchase PSTI common stock, which were converted into options to purchase up to approximately 5,500 Asyst shares with exercise prices significantly above Asyst's current price, and Asyst assumed and repaid PSTI's bank debt of approximately $1.23 million. The acquisition will be accounted for as a pooling of interests.

       PSTI is a supplier of substrate management systems for open-cassette, SMIF-integrated wafer logistics and reticle automation. Asyst currently intends to maintain PSTI as a wholly-owned subsidiary and to have PSTI continue to conduct its business as historically conducted.

      A copy of the press release announcing the signing of the Letter of Intent is attached hereto as Exhibit 99.1 and incorporated by reference herein. A copy of the press release announcing the consummation of the acquisition is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 5. Other Events.

       On May 26, 1999, Asyst completed the private placement of 625,000 shares of Asyst common stock to eight institutional investors. The private placement was accomplished pursuant to a Common Stock Purchase Agreement, dated as of May 26, 1999, among Asyst and the purchasers thereto. The private placement was priced at $18.00 per share, for aggregate proceeds to Asyst of approximately $11.3 million. The purpose of the private placement was to untaint shares of Asyst common stock to obtain pooling of interests accounting treatment for the acquisition of PSTI. The proceeds will be used for general corporate purposes.

       A copy of the press release announcing the consummation of the private placement is attached hereto as Exhibit 99.2 and incorporated by reference herein.

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)  Financial Statements of Businesses Acquired.
           -------------------------------------------

      The Registrant believes that it would be impractical to provide the required financial statements at the time this Report on Form 8-K is filed. The Registrant intends to file such financial information as an amendment to this Form 8-K within 60 days of the date hereof.

      (b)  Pro Forma Financial Information
           -------------------------------

      The Registrant believes that it would be impractical to provide the required pro forma financial information at the time this Report on Form 8-K is filed. The Registrant intends to file such financial information as an amendment to this Form 8-K within 60 days of the date hereof.

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       (c) Exhibits.
           --------

  Exhibit No.  Description
  -----------  -----------

     2.1 Agreement and Plan of Merger and Reorganization, dated as of June 2, 1999, among Asyst Technologies, Inc., PSTI Merger Sub Acquisition Corp., Progressive System Technologies, Inc., Advent International Investor II, Envirotech Fund I and Global Private Equity II (the Disclosure Schedule has been omitted as permitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"), but will be furnished supplementally to the SEC upon request).

     2.2 Escrow Agreement, dated as of June 2, 1999, among Asyst Technologies, Inc., Progressive System Technologies, Inc., State Street Bank and Trust Company of California, N.A. as Escrow Agent, and certain shareholders of Progressive System Technologies, Inc.

     2.3 Common Stock Purchase Agreement, dated as of May 26, 1999, among Asyst Technologies, Inc. and the purchasers thereto.

     4.1       Reference is made to Exhibits 2.1 and 2.2.

     99.1      Press release announcing the execution of the Letter of Intent.

     99.2 Press release announcing the consummation of the acquisition and the private placement.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ASYST TECHNOLOGIES, INC.



  Dated:  June 17, 1999                 By:   /s/ Douglas J. McCutcheon
  ---------------------                     ---------------------------
                                              Douglas J. McCutcheon
                                              Senior Vice President and
                                              Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

     2.1 Agreement and Plan of Merger and Reorganization, dated as of June 2, 1999, among Asyst Technologies, Inc., PSTI Merger Sub Acquisition Corp., Progressive System Technologies, Inc., Advent International Investor II, Envirotech Fund I and Global Private Equity II (the Disclosure Schedule has been omitted as permitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"), but will be furnished supplementally to the SEC upon request).

     2.2 Escrow Agreement, dated as of June 2, 1999, among Asyst Technologies, Inc., Progressive System Technologies, Inc., State Street Bank and Trust Company of California, N.A. as Escrow Agent, and certain shareholders of Progressive System Technologies, Inc.

     2.3 Common Stock Purchase Agreement, dated as of May 26, 1999, among Asyst Technologies, Inc. and the purchasers thereto.

     4.1       Reference is made to Exhibits 2.1 and 2.2.

     99.1      Press release announcing the execution of the Letter of Intent.

     99.2 Press release announcing the consummation of the acquisition and the private placement.

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